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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 15, 2003

                                        WRC MEDIA INC.
                    (Exact name of registrant as specified in its chapter)

          Delaware                     333-96119                 13-4066536
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation               File Number)           Identification No.)

      512 Seventh Avenue, 23rd Floor, New York, NY                   10018
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 582-6700

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On October 15, 2003, WRC Media Inc. announced certain executive changes and a new operating unit as summarized in the press release in an Exhibit hereto.


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Item 7. Financial Statements and Exhibits.

Exhibit No.      Exhibit
-----------      -------

   99.1          Press release issued by WRC Media Inc. on October 15, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WRC MEDIA INC.
                                               (Registrant)
Date October 15, 2003           By
                                   -------------------------------------
                                   Name:  Charles L. Laurey
                                   Title: Secretary